UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

GEE GROUP, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd. Ste. 420 Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2017, Gee Group Inc. (the “Company”), the other borrower entities and guarantor entities named therein (collectively, the “Loan Parties”), PNC Bank, National Association (“PNC”), and certain investment funds managed by MGG Investment Group LP (“MGG”) (collectively the (“Lenders”) entered into a First Amendment and Waiver (the “Amendment”) to the Revolving Credit, Term Loan and Security Agreement dated as of March 31, 2017 (the “Credit Agreement”) by and among the Loan Parties, and the Lenders.

The Amendment, which was effective as of October 2, 2017, modified the required principal repayment schedule with respect to the Term Loans. The Amendment also modified the ability of the Loan Parties to repay or make other payments with respect to certain other loans that are subordinated in right of payment to the indebtedness under the Credit Agreement.

Pursuant to the Amendment the Lenders also waived any Event of Default arising out of the Loan Parties’ failure to deliver, on or before October 3, 2017, the materials satisfying the requirements of clauses (i) and (ii) of Section 5 of the Waiver to Revolving Credit, Term Loan and Security Agreement, dated as of August 14, 2017, as amended.

The description of the Amendment set forth above is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

On October 4, 2017, the Company executed an Amended and Restated Non-Negotiable Promissory Note in favor of William Daniel Dampier and Carol Lee Dampier in the amount of $1,202,405.50 (the “Note”). This Note amends and, as so amended, restates in its entirety and replaces that certain Subordinated Nonnegotiable Promissory Note dated October 4, 2015, issued by the Company to William Daniel Dampier and Carol Lee Dampier in the original principal amount of $3,000,000.

The description of the Note set forth above is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1

First Amendment, dated as of October 2, 2017, to the Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 2017, as amended, by and among GEE Group, Inc., the other borrower entities and guarantor entities named therein, PNC Bank, National Association and certain investment funds managed by MGG Investment Group LP

10.2	Amended and Restated Non-Negotiable Promissory Note dated October 4, 2017 from GEE Group, Inc. to William Daniel Dampier and Carol Lee Dampier

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP, INC.

Date: October 5, 2017	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer

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